June 30, 2001

BERGER INSTITUTIONAL
PRODUCTS TRUST
SEMI-ANNUAL REPORT

[BERGER FUNDS LOGO]

BERGER IPT-INTERNATIONAL FUND

This report reflects the financial position of the Fund at June 30, 2001 and the results of operations and changes in its net assets for the periods indicated.


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              Berger IPT - International Fund                                  3

              Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

Table of Contents
--------------------------------------------------------------------------------

BERGER IPT-INTERNATIONAL FUND

Portfolio Manager Commentary ...................................................       4

Schedule of Investments ........................................................       5

FINANCIAL STATEMENTS AND NOTES

Statement of Assets and Liabilities ............................................       9

Statement of Operations ........................................................      10

Statements of Changes in Net Assets ............................................      11

Notes to Financial Statements ..................................................      12

FINANCIAL HIGHLIGHTS ...........................................................      15



This material must be preceded or accompanied by a prospectus. Berger Distributors LLC - Member NASD (2/01)

4

Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

                          Ticker Symbol                                    BINLX
Berger IPT -              PORTFOLIO MANAGER COMMENTARY     BANK OF IRELAND ASSET
International Fund                                        MANAGEMENT (U.S.) LTD.
--------------------------------------------------------------------------------

Market Conditions

Though 2001 opened with most of the countries in the MSCI World Index in full retreat mode, the pressure began to abate by the end of the second quarter. The second quarter still closed down, but it wasn't as negative as the first quarter. The first quarter ended with just two of the 22 countries on the Index in positive territory; by the end of the second quarter, 10 made it back into black.

It became more and more evident throughout the six-month period that what began as a US economic downturn was quickly spreading to other countries and regions. During the second quarter, many global banks made or considered interest rate decreases akin to the US Federal Reserve's reductions to stall a recession. As for the markets themselves, while most still posted negative final results for the second quarter, all had made significant upward progress since the end of the first quarter.

The MSCI Europe ex-UK Index ended the period down 14.75%. Throughout the period, softening demand and currency fluctuations continued to plague the major European markets. Similar to the US, the UK is experiencing high consumer confidence that is serving as a balance to low industrial confidence. The MSCI UK Index ended the period down 14.10%.

In Japan, the benchmark Nikkei Index hit a 16-year low in February. The MSCI Japan Index was able to make a slow turnaround from this bottom to end the period down just slightly at 8.60%. The Japanese economy, however, shows no signs of stabilizing. Throughout the period it continued to lose momentum. Similar to the screeching slowdown in the US, Japanese industrial production fell faster than expected, and unemployment rose to a new high during the second quarter.

In the rest of the Pacific region, however, the six-month period started badly and improved slightly throughout the two quarters. The Pacific ex-Japan Index was down 11.55% in the period.

Fund Performance

The Berger IPT-International Fund (the "Fund") was down 13.89% for the six-month period ended June 30, 2001, compared with a 14.75% decline in its benchmark, the MSCI EAFE Index.(1)

For both the first and second quarters, telecommunication stocks were the biggest negative contributors to the Fund's performance. Leading the downward trend for both periods was UK-quoted Vodafone Group PLC. Despite releasing full-year results that were broadly in line with expectations, the company's share price has been hurt by the sector's general markdown, concerns over the cost of 3G licenses and the technical share overhang that has existed for some months now. French-quoted Alcatel Alsthom was also a drain on the Fund's six-month performance. The company's share price suffered after a brief flirtation with a takeover attempt of US-quoted Lucent Technologies, Inc. Positions in both Vodafone and Alcatel were trimmed throughout the second quarter.

Energy was one of the few bright spots during the period. The single biggest contributor within this sector was Royal Dutch Petroleum Co. The Anglo-Dutch company's profits rose significantly, partly in response to higher natural gas prices and improved oil-refining results. Hong Kong-quoted Petrochina Co. Ltd. also reported strong results during the second quarter, with net profits rising triple digits.

Financial stocks pulled out of a first-quarter slump to become some of the Fund's strongest performers during the second half of the period. Confirming our view that there was no underlying weakness in the fundamentals and therefore little specific news to explain their first quarter fall, most made a significant contribution in the second quarter by producing results in line with analysts' expectations. National Australia Bank Ltd. and Westpac Banking Corp. Ltd. both benefited from index-related buying because of changes in the MSCI indices that increased the weighting of Australian banks.

A number of consumer stocks further bolstered performance this period. German car manufacturer Bayerische Motoren Werke AG (BMW) posted strong results after a series of organizational changes that helped successfully transition the company to higher-margin products. The UK-quoted food and beverage conglomerate Diageo PLC also registered strong performance over the quarter and continues to be upbeat about its prospects for the remainder of the year. The company shelved the planned IPO of its ailing Burger King unit and also reported making positive progress on the Guinness/Grand Met merger.

Outlook

Lingering effects of excess inventories, a slowdown in capital spending, the high level of debt and a slump in corporate profits may weigh on global economies and markets for some time. In the current climate, the outlook for equities remains tied to the prospects for the global economy. Interest rate actions generally take effect with a time lag of nine months, suggesting that the economy may see the benefits before year-end. Other economic stimuli that markets may expect include reductions in taxes and falling energy prices.

Given the declines in stock markets around the world, selected stocks in the telecommunications, media and technology sectors have approached more reasonable valuations, but the earnings outlook for many remain bleak as capital spending has collapsed. We believe that markets may remain range-bound in the near term until evidence of a sustained economic recovery emerges.



Past performance is no guarantee of future results.

(1)The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

              Berger IPT - International Fund                                  5

              Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger IPT - International Fund

Comparison of Change in Value of Berger IPT - International Fund vs. MSCI EAFE Index

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001
One Year                                (20.54)%
Life of Fund (5/1/97)                     3.50%

Berger IPT - International Fund    $11,541
MSCI EAFE Index                    $11,624

[GRAPH]

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed, in any way by, any bank.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2001
                                                                                                -------------
Country/Shares            Company                          Industry                                     Value
--------------            -------                          --------                             -------------


COMMON STOCK (96.99%)

Australia (3.23%)
       1,425              Brambles Industries Ltd.         Transport                            $      34,928
       4,100              National Australia Bank Ltd.     Banks                                       73,387
       4,327              News Corp. Ltd.                  Media & Photography                         39,814
       5,637              Westpac Banking Corp. Ltd.       Banks                                       41,617
                                                                                                -------------
                                                                                                      189,746
                                                                                                -------------


Denmark (0.40%)
         660              TDC A/S*                         Telecommunications Services                 23,812
                                                                                                -------------


Finland (0.36%)
         940              Nokia Oyj                        Information Technology Hardware             21,355
                                                                                                -------------


France (11.10%)
       2,300              Alcatel Alsthom                  Information Technology Hardware             48,211
       1,972              Aventis SA                       Pharmaceuticals                            157,814
       4,600              Axa                              Insurance                                  131,362
         330              Lafarge SA                       Construction & Building Materials           28,285
       1,155              TotalFinaElf SA - Class B        Oil & Gas                                  162,123
       2,133              Vivendi Universal SA             Diversified Industrials                    124,630
                                                                                                -------------
                                                                                                      652,425
                                                                                                -------------

6

Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

Berger IPT -
International Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2001
                                                                                                -------------
Country/Shares            Company                          Industry                                     Value
--------------            -------                          --------                             -------------

Common Stock (96.99%) - continued
Germany (5.94%)
       1,929              Bayer AG                         Chemicals - Commodity                $      75,877
       1,220              Bayerische HypoVereinsbank AG    Banks                                       60,464
       2,903              Bayerische Motoren Werke AG      Automobiles                                 96,327
       2,229              E.On AG                          Diversified Industrials                    116,146
                                                                                                -------------
                                                                                                      348,814
                                                                                                -------------


Hong Kong (3.05%)
       6,000              Cheung Kong (Holdings) Ltd.      Real Estate                                 65,385
       8,000              China Mobile Ltd.*               Telecommunications Services                 42,256
     172,000              Petrochina Co. Ltd.              Oil & Gas                                   35,723
       4,000              Sun Hung Kai Properties Ltd.     Real Estate                                 36,026
                                                                                                -------------
                                                                                                      179,390
                                                                                                -------------


Italy (3.19%)
       6,380              ENI S.p.A.                       Oil & Gas                                   77,961
      12,155              Telecom Italia S.p.A.            Telecommunications Services                109,342
                                                                                                -------------
                                                                                                      187,303
                                                                                                -------------


Japan (14.54%)
         500              ACOM Co. Ltd.                    Specialty & Other Finance                   44,158
       3,000              Canon, Inc.                      Electronic & Electrical Equipment          121,285
       2,000              Fuji Photo Film Co. Ltd.         Media & Photography                         86,311
      11,000              Hitachi Ltd.+                    Information Technology Hardware            108,089
         700              Hoya Corp.                       Electronic & Electrical Equipment           44,358
         500              Murata Manufacturing Co. Ltd.    Information Technology Hardware             33,249
       6,000              NEC Corp.                        Information Technology Hardware             81,097
          11              Nippon Telegraph & Telephone
                          Corp.                            Telecommunications Services                 57,353
           4              NTT DoCoMo, Inc.                 Telecommunications Services                 69,626
         200              Rohm Co. Ltd.                    Information Technology Hardware             31,091
         300              SMC Corp.                        Engineering & Machinery                     32,126
         800              Sony Corp.                       Household Goods & Textiles                  52,621
       2,000              Takeda Chemical Industries Ltd.  Pharmaceuticals                             93,049
                                                                                                -------------
                                                                                                      854,413
                                                                                                -------------


Netherlands (13.75%)
       4,985              ABN Amro Holdings NV             Banks                                       93,875
       4,004              Elsevier NV                      Media & Photography                         49,950
       1,167              Fortis NV                        Banks                                       28,443
         800              Heineken NV                      Beverages                                   32,336
       3,675              ING Groep NV                     Banks                                      240,770
       4,155              Koninklijke Ahold NV             Food & Drug Retailers                      130,467
       3,816              Koninklijke Philips
                          Electronics NV                   Electronic & Electrical Equipment          101,395
       1,275              Royal Dutch Petroleum Co.        Oil & Gas                                   73,556
       1,465              TNT Post Group NV                Support Services                            30,646
         785              VNU NV                           Media & Photography                         26,647
                                                                                                -------------
                                                                                                      808,085
                                                                                                -------------


Portugal (0.31%)
       7,537              Electricidade de Portugal SA     Electricity                                 18,037
                                                                                                -------------

              Berger IPT - International Fund                                  7

              Berger IPT - International Fund o June 30, 2001 Semi-Annual Report



--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2001
                                                                                                -------------
Country/Shares            Company                          Industry                                     Value
--------------            -------                          --------                             -------------

COMMON STOCK (96.99%) - continued
Singapore (0.75%)
       3,756              Development Bank of
                          Singapore Ltd.                   Banks                                $      27,616
       1,500              Singapore Press Holdings Ltd.    Media & Photography                         16,460
                                                                                                -------------
                                                                                                       44,076
                                                                                                -------------


South Korea (0.33%)
         975              Pohang Iron & Steel
                          Co. Ltd.  - Spon. ADR            Steel & Other Materials                     19,227
                                                                                                -------------


Spain (2.68%)
      10,394              Banco Santander Central
                          Hispano SA                       Banks                                       94,383
       5,116              Telefonica SA*                   Telecommunications Services                 63,215
                                                                                                -------------
                                                                                                      157,598
                                                                                                -------------


Sweden (0.55%)
       5,860              Telefonaktiebolaget LM
                          Ericsson - Class B               Information Technology Hardware             32,085
                                                                                                -------------


Switzerland (9.94%)

         810              Nestle SA Reg.                   Food Producers & Processors                172,321
       2,410              Novartis AG Reg.                 Pharmaceuticals                             87,308
       1,100              Roche Holding AG                 Pharmaceuticals                             79,332
          63              Swiss Re Reg.                    Insurance                                  126,028
         830              UBS AG Reg.                      Banks                                      119,027
                                                                                                -------------
                                                                                                      584,016
                                                                                                -------------


United Kingdom (26.87%)
       2,150              3i Group PLC                     Investment Companies                        32,395
       1,285              AstraZeneca PLC                  Pharmaceuticals                             60,175
       5,455              Barclays PLC                     Banks                                      168,091
       7,460              Cable & Wireless PLC             Telecommunications Services                 44,103
       7,229              Cadbury Schweppes PLC            Food Producers & Processors                 48,996
       8,203              Compass Group PLC*               Restaurants/Pubs/Breweries                  65,975
       9,723              Diageo PLC                       Beverages                                  107,198
       4,481              EMI Group PLC - Class B          Media & Photography                         25,462
       6,305              GlaxoSmithKline PLC              Pharmaceuticals                            178,242
       1,844              Granada PLC                      Media & Photography                          3,890
       8,320              Hilton Group PLC                 Leisure, Entertainment & Hotels             28,107
      14,470              Lloyds TSB Group PLC             Banks                                      145,525
       6,920              Marconi PLC                      Telecommunications Equipment                24,746
       4,610              P & O Princess Cruises PLC       Transport                                   24,110
         998              Pearson PLC                      Media & Photography                         16,533
       8,205              Prudential PLC                   Life Assurance                              99,891
       2,560              Railtrack Group PLC              Transport                                   12,085
       4,050              Reuters Group PLC                Media & Photography                         52,838
       1,450              RMC Group PLC                    Construction & Building Materials           14,039
      21,729              Shell Transport &
                          Trading Co. PLC                  Oil & Gas                                  181,519
       1,614              Smiths Group PLC                 Aerospace & Defense                         18,821
       5,073              Unilever PLC                     Food Producers & Processors                 42,952
      66,852              Vodafone Group PLC               Telecommunications Services                148,830
       3,440              WPP Group PLC                    Media &Photography                          34,037
                                                                                                -------------
                                                                                                    1,578,560
                                                                                                -------------
Total Common Stock (Cost $5,835,407)                                                                5,698,942
                                                                                                -------------

8

Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

Berger IPT -
International Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                                June 30, 2001
                                                                                                -------------
Par Value                 Company                          Industry                                     Value
---------                 -------                          --------                             -------------

Repurchase Agreement (1.57%)
     $92,000              State Street Repurchase Agreement, 3.88%
                          dated June 29, 2001, to be repurchased
                          at $92,030 on July 2, 2001, collateralized
                          by FNMA Agency Note, 5.50% - February 6,
                          2003 with a value of $97,241                                          $      92,000
                                                                                                -------------
Total Repurchase Agreement (Cost $92,000)                                                              92,000
                                                                                                -------------
Total Investments (Cost $5,927,407) (98.56%)                                                        5,790,942
Total Other Assets, Less Liabilities (1.44%)                                                           84,752
                                                                                                -------------
Net Assets (100.00%)                                                                               $5,875,694
                                                                                                -------------


Outstanding Forward Foreign Currency Contracts


                                    Contract         Maturity                  Value on          Unrealized
       Currency                       Amount             Date             June 30, 2001        Appreciation
       --------                     --------         --------             -------------        ------------
Sell  Japanese Yen                 7,435,000         7/30/2001             $    59,793           $   2,707
Sell  Japanese Yen                 5,353,000         8/31/2001                  43,200                 105
                                                                           -----------           ---------
                                                                           $   102,993           $   2,812
                                                                           -----------           ---------


* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC -  Public Limited Company.

See notes to financial statements.

              Financial Statements and Notes                                   9

              Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

Financial
Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                             June 30, 2001
                                                                                               (Unaudited)
                                                                                           ---------------

Assets
Investments, at cost                                                                       $     5,927,407
                                                                                           ---------------
Investments, at value                                                                      $     5,790,942
Cash                                                                                                 6,554
Foreign cash (cost $45,621)                                                                         45,388
Receivables
   Investment securities sold                                                                        8,812
   Fund shares sold                                                                                 40,299
   Dividends                                                                                        17,375
   Interest                                                                                             20
   Due from Advisor                                                                                  4,000


Net unrealized appreciation on forward foreign currency contracts                                    2,812
                                                                                           ---------------

        Total Assets                                                                             5,916,202
                                                                                           ---------------

Liabilities
Payables
    Investment securities purchased                                                                 10,244
    Fund shares redeemed                                                                            10,157
Accrued investment advisory fees                                                                     4,159
Accrued custodian and accounting fees                                                                9,517
Accrued transfer agent fees                                                                          1,269
Accrued audit fees                                                                                   5,162
                                                                                           ---------------
        Total Liabilities                                                                           40,508
                                                                                           ---------------

Net Assets Applicable to Shares Outstanding                                                $     5,875,694
                                                                                           ---------------
Components of Net Assets

Capital (par value and paid in surplus)                                                    $     5,618,691
Undistributed net investment income                                                                152,767
Undistributed net realized gain on securities and foreign currency transactions                    239,218
Net unrealized depreciation on securities and foreign currency transactions                       (134,982)
                                                                                           ---------------
                                                                                           $     5,875,694
                                                                                           ---------------
Shares Outstanding (par value $0.01, unlimited shares authorized)                                  520,493
                                                                                           ---------------

Net Asset Value, Offering and Redemption Price Per Share                                   $         11.29
                                                                                           ---------------


See notes to financial statements.

10

Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

Financial
Statements
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                               For the Six
                                                                                              Months Ended
                                                                                             June 30, 2001
                                                                                               (Unaudited)
                                                                                           ---------------

Investment Income
   Dividends (net of foreign taxes)                                                        $       137,412
   Interest                                                                                          3,216
                                                                                           ---------------
        Total Income                                                                               140,628
                                                                                           ---------------
Expenses

   Investment advisory fees                                                                         26,566
   Accounting fees                                                                                   7,818
   Custodian fees                                                                                   10,812
   Transfer agent fees                                                                               3,863
   Registration fees                                                                                   305
   Audit fees                                                                                        9,219
   Legal fees                                                                                           64
   Trustees' fees and expenses                                                                         242
   Shareholder reporting fees                                                                          728
   Interest expense                                                                                    118
   Other expenses                                                                                       91
                                                                                           ---------------
      Gross Expenses                                                                                59,826
      Less fees waived and/or reimbursed by Advisor                                                (22,553)
      Less earnings credits                                                                           (108)
                                                                                           ---------------
      Net Expenses                                                                                  37,165
                                                                                           ---------------
      Net Investment Income                                                                        103,463
                                                                                           ---------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions

Net realized loss on securities and foreign currency transactions                                  (74,916)
Net change in unrealized appreciation (depreciation) on securities and foreign
currency transactions                                                                             (972,811)
                                                                                           ---------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions                (1,047,727)

Net Decrease in Net Assets Resulting from Operations                                       $      (944,264)
                                                                                           ---------------

Foreign taxes withheld                                                                     $         8,865
                                                                                           ---------------

See notes to financial statements.

              Financial Statements and Notes                                  11

              Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Six Months Ended           Year Ended
                                                                                     June 30, 2001         December 31,
                                                                                       (Unaudited)                 2000
                                                                                 -----------------      ---------------

From Operations
Net investment income                                                             $       103,463       $        36,654
Net realized gain (loss) on securities and foreign currency transactions                  (74,916)              408,483
Net change in unrealized appreciation (depreciation) on securities
and foreign currency transactions                                                        (972,811)           (1,129,884)
                                                                                  ---------------       ---------------
Net Decrease in Net Assets Resulting from Operations                                     (944,264)             (684,747)
                                                                                  ---------------       ---------------
From Dividends and Distributions to Shareholders

Dividends (from net investment income)                                                         --               (20,406)
                                                                                  ---------------       ---------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                    --               (20,406)
                                                                                  ---------------       ---------------

From Fund Share Transactions
Proceeds from shares sold                                                               1,222,824             5,688,143
Net asset value of shares issued in reinvestment of dividends and
distributions                                                                                  --                20,406
Payments for shares redeemed                                                           (1,114,013)           (4,414,510)
                                                                                  ---------------       ---------------
Net Increase in Net Assets Derived from Fund Share Transactions                           108,811             1,294,039
                                                                                  ---------------       ---------------
Net Increase (Decrease) in Net Assets                                                    (835,453)              588,886
Net Assets

Beginning of period                                                                     6,711,147             6,122,261
                                                                                  ---------------       ---------------
End of period                                                                     $     5,875,694       $     6,711,147
                                                                                  ---------------       ---------------
Undistributed net investment income                                               $       152,767       $        49,304
                                                                                  ---------------       ---------------

Transactions in Fund Shares
Shares sold                                                                               100,632               410,228
Shares issued to shareholders in reinvestment of dividends and distributions                   --                 1,609
Shares redeemed                                                                           (92,401)             (317,947)
                                                                                  ---------------       ---------------
Net Increase in Shares                                                                      8,231                93,890

Shares outstanding, beginning of period                                                   512,262               418,372
                                                                                  ---------------       ---------------
Shares outstanding, end of period                                                         520,493               512,262
                                                                                  ---------------       ---------------


See notes to financial statements.

12

Berger IPT - International Fund o June 30, 2001 Semi-Annual Report


Notes to Financial
Statements
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies


Organization

The Berger IPT-International Fund (the "Fund") (formerly Berger/BIAM IPT-International Fund) is a series of the Berger Institutional Products Trust (the "Trust"), a Delaware business trust, established on October 17, 1995. The Trust is organized as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund, Berger IPT-Growth Fund (formerly Berger IPT-100 Fund), Berger IPT-Large Cap Growth Fund (formerly Berger IPT-Growth and Income Fund), Berger IPT-Small Company Growth Fund and Berger IPT-New Generation Fund (collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

At June 30, 2001, Berger indirectly owned 32% of the outstanding shares of the Fund.


Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.


Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Fund's net asset value are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.


Calculation of Net Asset Value

The Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.


Federal Income Tax Status

It is the Fund's policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.


Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

              Financial Statements and Notes                                  13

              Berger IPT - International Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.


Common Expenses

Certain expenses, which are not directly allocable to a specific Fund of the Trust, are allocated to the Funds on the basis of relative net assets.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2.  Agreements

Berger serves as the investment advisor to the Fund. As compensation for their services to the Fund, Berger receives an investment advisory fee according to the following annual rates of average daily net assets: .85% of the first $500 million; .80% of the next $500 million; and .75% over $1 billion. Such fee is accrued daily and paid monthly. Berger has delegated the day-to day portfolio management of the Fund to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which serves as the investment sub-advisor. As sub-advisor to the Fund, BIAM receives a sub-advisory fee from Berger based on the average daily net assets of the Fund.


Berger has agreed to waive its advisory fee and reimburse expenses to the Fund to the extent that normal operating expenses in any given fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.20% of the average daily net assets of the Fund.

The Fund has entered into an administrative services agreement with Berger. Berger currently provides these administrative services to the Fund at no cost.

The Trust, on behalf of the Fund, has entered into a recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"), which also serves as the Fund's custodian. The recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by State Street as custodian.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services by the Funds. Such fees are allocated among the entire Berger Funds complex. For the period ended June 30, 2001, such trustees' fees and expenses totaled $242 for the Fund.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions


Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) were $482,236 and $379,472, respectively, for the period ended June 30, 2001.

There were no purchases or sales of long-term U.S. government securities during the period.


Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities At June 30, 2001, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                  Gross             Gross                Net
              Federal        Unrealized        Unrealized      Appreciation/
             Tax Cost      Appreciation      Depreciation     (Depreciation)
         ------------      ------------      ------------     --------------
         $  5,976,048      $    643,611      $   (828,717)      $   (185,106)
         ------------      ------------      ------------       ------------

14

Berger IPT - International Fund o June 30, 2001 Semi-Annual Report


Notes to Financial
Statements
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


Forward Contracts

The Fund may only hold forward foreign currency exchange contracts for the purpose of hedging the portfolio against exposure to market fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movement. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.


Repurchase Agreements

Repurchase agreements held by the Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


Concentration of Risk

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.


Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency transactions, amortization of premium, and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

4. Line of Credit

The Fund is party to an ongoing agreement with State Street that allows funds managed by Berger, collectively, to borrow up to $100 million for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. The Fund had no line of credit borrowings outstanding at June 30, 2001.

5.  Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C. Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as a trustee of the Trust. The current trustees of the Funds are Michael Owen, Jack
R. Thompson, Dennis E. Baldwin, Katherine A. Cattanach, Paul R. Knapp, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates.

              Financial Highlights                                            15

              Berger IPT - International Fund o June 30, 2001 Semi-Annual Report


Financial
Highlights
--------------------------------------------------------------------------------

Berger IPT-International Fund
For a Share Outstanding Throughout the Period

                                               Six Months Ended                      Years Ended December 31,
                                                 June 30, 2001    -------------------------------------------------------------
                                                  (Unaudited)          2000           1999            1998           1997(1)
                                               ----------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period             $       13.10    $       14.63   $       11.21   $        9.79   $       10.00
                                                 -------------    -------------   -------------   -------------   -------------
From investment operations
      Net investment income                               0.19             0.10            0.03            0.08            0.05
      Net realized and unrealized gains
         (losses) from investments and
         foreign currency transactions                   (2.00)           (1.59)           3.47            1.50           (0.26)
                                                 -------------    -------------   -------------   -------------   -------------
Total from investment operations                         (1.81)           (1.49)           3.50            1.58           (0.21)
                                                 -------------    -------------   -------------   -------------   -------------
Less dividends and distributions
      Dividends (from net investment income)                --            (0.04)          (0.08)          (0.14)             --
      Distributions (in excess of net
        realized gains on investments)                      --               --              --           (0.02)             --
                                                 -------------    -------------   -------------   -------------   -------------
Total dividends and distributions                           --            (0.04)          (0.08)          (0.16)             --
                                                 -------------    -------------   -------------   -------------   -------------
Net asset value, end of period                   $       11.29    $       13.10   $       14.63   $       11.21   $        9.79
                                                 -------------    -------------   -------------   -------------   -------------
Total Return(2)                                         (13.89)%         (10.18)%         31.24%          16.13%          (2.10)%
                                                 -------------    -------------   -------------   -------------   -------------
Ratios/Supplemental Data:
      Net assets, end of period                  $   5,875,694    $   6,711,147   $   6,122,261   $   5,430,076   $   2,705,831

      Net expense ratio to average net assets(3)          1.20%(4)         1.20%           1.20%           1.20%           1.20%(4)
      Ratio of net investment income (loss)
         to average net assets                            3.35%(4)         0.55%           0.51%           2.85%           0.86%(4)
      Gross expense ratio to average net assets           1.93%(4)         2.14%           2.46%           2.85%           3.83%(4)
      Portfolio turnover rate(2)                             6%              35%             26%             20%             14%

(1) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4)  Annualized.

See notes to financial statements.

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                                                                       IPINT'LSA